Exhibit 99.2

Slide: 1 Cincinnati Bell 3rd Quarter 2009 Review November 4, 2009

Slide: 2 Other Placeholder: 2 Title: Agenda  Performance Highlights Jack Cassidy, President & CEO   2. Operational Overview  Brian Ross, Chief Operating Officer  4. Q & A   3. Financial Overview Gary Wojtaszek, Chief Financial Officer

3 Other Placeholder: 3 Title: Safe Harbor Body: Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company’s business plan, repay the company’s debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company’s services and products; the demand for particular products and services within the overall mix of products sold, as the company’s products and services have varying profit margins; the company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company’s ability to attract and retain highly qualified employees; the company’s ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company’s relationships with current large customers, a small number of whom account for a significant portion of company revenue; and disruption in the company’s back-office information technology systems, including its billing system. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports.  The forward-looking statements included in this presentation represent company estimates as of November 3, 2009.  Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

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4 Other Placeholder: 4 Title: Performance Highlights  Jack Cassidy  President & CEO

5 Other Placeholder: 5 Title: Cincinnati Bell 3Q09 Highlights  Overview  Technology Solutions  Wireless  Wireline  Diluted EPS up 18% Adj EBITDA flat y/y, up $2M v. Q2 Refinanced $440M of 2013 debt to 2017 Spent $25M to buy back 7M shares  Data ARPU up 23% 6K net smartphone activations, increasing penetration to 17%  Cost  reduction efforts cause operating income and Adjusted EBITDA to remain flat y/y Adjusted EBITDA margin up     2.4 points y/y  Data center   & mgd svcs revenue up 10% y/y Telecom and IT equipment revenue up 5% y/y 16% growth  in Adjusted EBITDA y/y

Slide: 6 Other Placeholder: 6 Title: 3Q09 Y/Y Change in Revenue Body: (4%) decrease in Wireless service revenue ($3.1M) postpaid $0.5M prepaid Wireline Data/Other 2% data growth, due to data transport 7% increase in Technology Solutions $2M / 5% telecom and IT equipment $3M / 10% data center and managed services ($’s in millions)

Slide: 7 Other Placeholder: 7 Body: Flat Wireline results Cost reductions offset revenue decline (8%) decrease in Wireless ($2.6M) service revenue decline due to lower postpaid subs 16% increase in Technology Solutions $2.5M data center and managed services revenue growth 14.9% Adjusted EBITDA margin (1.1 percentage point  improvement vs. prior year) ($’s in millions) Title: 3Q09 Y/Y Change in Adjusted EBITDA

Slide: 8 Other Placeholder: 8 Title: Diluted Earnings Per Share Growth Body: Diluted earnings per share up 18% y/y In third quarter, purchased 7M shares for $25 million Program to date purchased 44M shares for $136 million Shares purchased represent 18% of shares outstanding at the end of 2007

Slide: 9 Other Placeholder: 9 Title: Data Center Build Out Update  Data Center Capacity  at quarter end  Space utilization of 80% 217k sq ft billing at 3Q 09  compared to 178k at the end of 3Q 08 (sq ft in thousands)  Billed Unbilled

Slide: 10 Other Placeholder: 10  ($MM)  Schedule of Debt Maturities after Refinancing (Gp:) Receivables Purchase Facility (Gp:) Bonds (Gp:) Credit Facility (Gp:) New Senior Unsecured Notes   ($’s in millions)  Excludes capital lease and other debt and unamortized call amounts related to terminated interest rate swaps.

Slide: 11 Other Placeholder: 11 Title: Operational Overview  Brian Ross Chief Operating Officer

Slide: 12 Other Placeholder: 12 Title: Wireless Revenue and EBITDA Results Body: (5%) Postpaid service revenue $2M higher data revenue (3%) lower voice minutes of use per subscriber; (7%) lower subscribers 4% Prepaid service revenue 9% growth in ARPU offset by decline in subscribers ($2M) Wireless Adjusted EBITDA versus Q3 08 Reflecting lower postpaid revenue  ($’s in millions)  (1%)  9%  3%  (1%)  (4%)  10%  2%  (18%)  1%  (8%)

Slide: 13 Other Placeholder: 13 Title: Smartphone Penetration and Postpaid ARPU Body: Strong smartphone plan growth Subs up 77% from 3Q 08, now 17% of postpaid subscribers 187% consumer subscriber growth, now 13% of consumer subs 1% postpaid ARPU growth $1.88 increase in data ARPU Driven by smartphone and SMS ($1.43) voice ARPU driven by lower usage

14 Other Placeholder: 14 Title: 3Q Postpaid Churn Temporary increase from Q2 09 due to: Lack of handset availability Accelerated collection treatment for slow pay and no-pay customers  Postpaid Churn %

Slide: 15 Other Placeholder: 15 Title: Prepaid Wireless  Prepaid Service Revenue  ($’s in millions)  Service revenue up 4% y/y and 2% sequentially Prepaid churn of 6.6% 9% ARPU growth y/y ARPU increased $0.70 sequentially

Slide: 16 Other Placeholder: 16 Title: DSL Subscriber Activity Body: 1% subscriber base growth y/y235K subscribers at end of 3Q 09 Churn holding steady at 2%  DSL Gross Adds (in thousands)

Slide: 17 Other Placeholder: 17 Title: Access Line Loss – Consumer & Business  6.8% access line loss8.2% ILEC access line loss 1,800 Consumer ILEC line loss improvement y/y Business lines remain downOptimization, bankruptcies, moves, and VoIP drive line loss Well positioned for VoIP with eVolve T1 and IP Centrex Business lines loss essentially offset by 2,200 VoIP net adds Churn remains well below 2% (in thousands)

Slide: 18 Other Placeholder: 18 Title: Technology Solutions Revenue and EBITDA  ($’s in millions) 7% revenue increase y/y $2.5M increase in data center and managed services $2.1M increase in telecom and IT equipment +16% increase in Adjusted EBITDA y/y 39K sq ft growth in data center billings since Q3 08

Slide: 19 Other Placeholder: 19 Title: Financial Overview  Gary Wojtaszek Chief Financial

Slide: 20 Other Placeholder: 20 Title: GAAP Results  (Unaudited, $ in millions except per share amounts)

Slide: 21 Other Placeholder: 21 Title: In 3Q, We Bought Back 7M Shares  (in millions)  Share repurchase program has bought back 18% of shares outstanding at the end of 2007 7 million shares purchased in 3Q Average purchase price of $3.34/share for the quarter 15%  7%  8%  13%  18%

Slide: 22 Other Placeholder: 22 ($MM) Schedule of Debt Maturities after Refinancing (Gp:) Receivables Purchase Facility (Gp:) Bonds (Gp:) Credit Facility (Gp:) New Senior Unsecured Notes   ($’s in millions)  Excludes capital lease and other debt and unamortized call amounts related to terminated interest rate swaps.  Title: 8 ¼% Senior Notes due 2017 Issuer: Cincinnati Bell Inc. Amount: $500 million Ratings: Ba3/B+ (Stable) Covenants: Similar to 7% Senior Notes

Slide: 23 Other Placeholder: 23 Title: 3Q09 Free Cash Flow Growth  ($’s in millions) Body: Free cash flow increased $12M y/y $10M from lower interest payments and termination of interest rate swaps $8M from decrease in capital expenditures $6M from sale of wireless spectrum ($12M) due to working capital changes increase in receivables and payments for postretirement benefits

Slide: 24 Other Placeholder: 24  Historical Trend of Net Debt  ($’s in billions)  Q3 09 marks the first time in ten years that net debt has been below $1.9B.  The above excludes the BRCOM Inc. preferred stock.

Slide: 25 Other Placeholder: 25 Title: Expense Reductions

Slide: 26 Other Placeholder: 26 Title: 2009 Guidance *Plus or Minus 2 percent

Slide: 27  Cincinnati Bell 3rd Quarter 2009 Review November 4, 2009

Slide: 28 Other Placeholder: 28  Non-GAAP Reconciliations (please refer to the Earnings Financials)